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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   April 25, 2000
                                                      --------------------------


                     Deutsche Floorplan Receivables, L.P.
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             (Exact Name of Registrant as Specified in its Charter)

             Distribution Financial Services Floorplan Master Trust
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           (Co-Registrant and Issuer with Respect to the Securities)

                                      N.A.
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                 (State or Other Jurisdiction of Incorporation)


333-74457 and 333-74457-01                      88-0355652
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 (Commission File Number)     (Registrant's I.R.S. Employer Identification No.)


    655 Maryville Centre Drive, St. Louis, Missouri               63141
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (314) 523-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

     The Registrant and Co-Registrant are filing the exhibits listed in Item 7(c) below in connection with the proposed issuance of Floating Rate Asset Backed Certificates, Series 2000-1 and Series 2000-2 by Distribution Financial Services Floorplan Master Trust.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.


Exhibit
  No.       Document Description
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5.1         Opinion of Mayer, Brown & Platt with respect to legality
23.1        Consent of Mayer, Brown & Platt (included in Exhibit 5.1)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant and the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 25, 2000                Deutsche Floorplan Receivables, L.P., on behalf of
                              itself, as Registrant

                              By: Deutsche Floorplan Receivables, Inc., its General Partner


                              By: /s/ Richard C. Goldman
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                              Name: Richard C. Goldman
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                              Title: Senior Vice President & Secretary
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April 25, 2000                Deutsche Floorplan Receivables, L.P., on behalf of
                              Distribution Financial Services Floorplan Master Trust, as Co-Registrant

                              By: Deutsche Floorplan Receivables, Inc., its General Partner


                              By: /s/ Richard C. Goldman
                                 -----------------------------------------------
                              Name: Richard C. Goldman
                                   ---------------------------------------------
                              Title: Senior Vice President & Secretary
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